                      SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549


                        -----------------------------


                                   FORM 8-K
                                Current Report



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                         Date of Report: May 9, 1997



                      MERCANTILE CREDIT CARD MASTER TRUSTS
               (Exact name of registrant as specified in its charter)

          New York                     33-89380-01             37-0152681
----------------------------    ------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
 of incorporation)                                        Identification Number)


Mercantile Bank of  Illinois
            National Association
            140 West Hawthorne
            Hartford, Illinois                           62048
-----------------------------------------            ------------
 (Address of principal executive offices)             (Zip Code)


               Registrant's telephone number, including area code:

                               (618) 251-2035



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ITEM 5.    OTHER EVENTS.
           -------------

           The April 1997 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on May 8, 1997.

ITEM 7.    EXHIBITS.
           ---------

           The following is filed as an exhibit to this Report.

           Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of April 1997.



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                                  SIGNATURE
                                  ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                Mercantile Bank of Illinois
                                                National Association, Servicer


                                          By:        \s\ Jeffrey D. Cary
                                                     -------------------

                                          Name:      Jeffrey D. Cary
                                          Title:     Vice President



Date: May 13, 1997




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
                           INDEX TO EXHIBITS
                           -----------------
Exhibit
Number                              Exhibits
-------                             --------
  1                                 Monthly Report to Floating Rate
                                    Credit Card Participation Certificates,
                                    Series 1995-1, investors for the month
                                    of  April, 1997.